Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of First Quarter 2014 (1)

(Unaudited)

	Actual Results	Guidance as of March 31, 2014
Dollars in thousands, except per share	1Q 2014	2Q 2014	Full-Year 2014
Per Share Metrics
FFO per common share, diluted	$0.36	$0.36 to $0.38	$1.47 to $1.53
FFO as Adjusted per common share, diluted	$0.36	$0.36 to $0.38	$1.47 to $1.53
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.33	$0.31 to $0.33	$1.30 to $1.36
Weighted average diluted shares/units (M)	264.2	264.3	264.5
Dividend per share	$0.260	—	$1.04 (2)
Same-Store Operating Metrics
Revenue growth	4.5%	—	3.50% to 4.25%
Expense growth	2.2%	—	2.75% to 3.25%
NOI growth	5.6%	—	3.75% to 5.00%
Physical Occupancy	96.2%	—	96.0%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	36,817	133	76.4%
Stabilized, Non-Mature	1,813	4	6.6%
Redevelopment	1,670	2	5.2%
Development, completed (refer to Attachment 9)	1,155	4	0.7%
Non-Residential / Other	N/A	N/A	1.1%
Joint Venture (includes completed JV developments) (3)	9,791	35	10.0%

Sub-total, completed homes	51,246	178	100%

Under Development	874	3	—
Joint Venture Development	447	1	—

Total expected homes (4)	52,567	182	100%

Balance Sheet Metrics (adjusted for non-recurring items)					Market Capitalization

	1Q 2014		1Q 2013			1Q 2014	% of Total
Interest Coverage Ratio	3.28	x	3.04	x	Total debt	$3,628,246	34.7%
Fixed Charge Coverage Ratio	3.20	x	2.97	x	Common stock equivalents (5)	6,827,244	65.3%

Leverage Ratio	39.9%		39.4%		Total market capitalization	$10,455,490	100.0%

Net Debt-to-EBITDA	7.2	x	7.3	x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2014.
(3)	Joint venture NOI is based on UDR’s pro rata share. Homes and communities at 100%.
(4)	Excludes 218 homes under development at Steele Creek, where we have a participating loan investment as described in Attachment 12.
(5)	Based on a common share price of $25.83 at March 31, 2014.

Attachment 1

UDR, Inc.

Consolidated Statements of Operations (1)

(Unaudited)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2014	2013
REVENUES:
Rental income (2)	$194,352	$181,961
Joint venture management and other fees	3,687	2,923

Total revenues	198,039	184,884

OPERATING EXPENSES:
Property operating and maintenance	36,720	34,821
Real estate taxes and insurance	25,431	23,292
Property management	5,345	5,004
Other operating expenses	1,926	1,636
Real estate depreciation and amortization	88,533	82,898
Acquisition costs	102	—
General and administrative	11,892	9,476
Casualty-related (recoveries)/charges, net	500	(3,021)
Other depreciation and amortization	1,080	1,146

Total operating expenses	171,529	155,252

Operating income	26,510	29,632
Income/(loss) from unconsolidated entities	(3,565)	(2,802)
Interest expense	(32,884)	(30,981)
Interest and other income/(expense), net	1,415	1,016

Income/(loss) before income taxes and discontinued operations	(8,524)	(3,135)
Tax benefit/(provision), net	3,329	1,973

Income/(loss) from continuing operations	(5,195)	(1,162)
Income/(loss) from discontinued operations, net of tax (3)	(87)	853

Income/(loss) before gain/(loss) on sale of real estate owned	(5,282)	(309)
Gain/(loss) on sale of real estate owned, net of tax (3)	24,294	—

Net income/(loss)	19,012	(309)
Net (income)/loss attributable to redeemable noncontrolling interests in the OP	(647)	45
Net (income)/loss attributable to noncontrolling interests	(4)	(4)

Net income/(loss) attributable to UDR, Inc.	18,361	(268)
Distributions to preferred stockholders—Series E (Convertible)	(931)	(931)

Net income/(loss) attributable to common stockholders	$17,430	$(1,199)

Income/(loss) per weighted average common share—basic:
Income/(loss) from continuing operations attributable to common stockholders	$0.07	($0.01)
Income/(loss) from discontinued operations attributable to common stockholders	($0.00)	$0.00
Net income/(loss) attributable to common stockholders	$0.07	$0.00
Income/(loss) per weighted average common share—diluted:
Income/(loss) from continuing operations attributable to common stockholders	$0.07	($0.01)
Income/(loss) from discontinued operations attributable to common stockholders	($0.00)	$0.00
Net income/(loss) attributable to common stockholders	$0.07	$0.00
Common distributions declared per share	$0.260	$0.235
Weighted average number of common shares outstanding—basic	250,177	249,917
Weighted average number of common shares outstanding—diluted	251,822	249,917

(1)	See Attachment 16 for definitions and other terms.
(2)	1Q 2013 is impacted by $1.4 million of lost rent due to business interruption related to Hurricane Sandy.
(3)	Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation.

Attachment 2

UDR, Inc.

Funds From Operations (1)

(Unaudited)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2014	2013
Net income/(loss) attributable to UDR, Inc.	$18,361	$(268)
Distributions to preferred stockholders	(931)	(931)
Real estate depreciation and amortization, including discontinued operations	88,533	83,442
Noncontrolling interests	651	(41)
Real estate depreciation and amortization on unconsolidated joint ventures	10,667	9,005
Net (gain)/loss on the sale of depreciable property, excluding TRS	(23,174)	—

Funds from operations (“FFO”), basic	$94,107	$91,207

Distributions to preferred stockholders - Series E (Convertible)	931	931

FFO, diluted	$95,038	$92,138

FFO per common share, basic	$0.36	$0.35

FFO per common share, diluted	$0.36	$0.35

Weighted average number of common shares and OP Units outstanding - basic	259,496	259,298

Weighted average number of common shares, OP Units, and common stock equivalents outstanding - diluted	264,177	263,626

Impact of adjustments to FFO:
Acquisition-related costs (including joint ventures)	$102	$—
Gain on sale of land	(1,120)	—
Casualty-related (recoveries)/charges, net (2)	500	(2,834)

	$(518)	$(2,834)

FFO as Adjusted, diluted	$94,520	$89,304

FFO as Adjusted per common share, diluted	$0.36	$0.34

Recurring capital expenditures	(6,601)	(6,762)

AFFO	$87,919	$82,542

AFFO per common share, diluted	$0.33	$0.31

(1)	See Attachment 16 for definitions and other terms.
(2)	2014 adjustment relates to estimated damages at our Rosebeach community in California as a result of the earthquake in March 2014. 2013 adjustment primarily represents the portion of Hurricane Sandy insurance recoveries in 2013 that relate to the $9.3 million in charges added back to FFO as Adjusted in 4Q 2012. The difference between the casualty-related recoveries reflected on the Consolidated Statements of Operations and the adjustment above represents the amount of 2013 business interruption recoveries during 1Q 2013. The business interruption insurance recoveries are offset by lost rental revenues from the business interruption in 1Q 2013.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

	March 31,	December 31,
In thousands, except share and per share amounts	2014	2013
	(unaudited)	(audited)
ASSETS
Real estate owned:
Real estate held for investment	$8,075,799	$7,723,844
Less: accumulated depreciation	(2,273,360)	(2,200,815)

Real estate held for investment, net	5,802,439	5,523,029
Real estate under development (net of accumulated depreciation of $0 and $1,411)	222,601	466,002
Real estate sold or held for disposition (net of accumulated depreciation of $6,568 and $6,568)	10,152	10,152

Total real estate owned, net of accumulated depreciation	6,035,192	5,999,183
Cash and cash equivalents	15,891	30,249
Restricted cash	23,131	22,796
Deferred financing costs, net	25,516	26,924
Notes receivable, net	84,568	83,033
Investment in and advances to unconsolidated joint ventures, net	517,927	507,655
Other assets	131,798	137,882

Total assets	$6,834,023	$6,807,722

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$1,442,873	$1,442,077
Unsecured debt	2,185,373	2,081,626
Real estate taxes payable	20,173	13,847
Accrued interest payable	27,747	32,279
Security deposits and prepaid rent	30,731	27,203
Distributions payable	68,542	61,907
Accounts payable, accrued expenses, and other liabilities	76,007	118,682

Total liabilities	3,851,446	3,777,621
Redeemable noncontrolling interests in the OP	240,708	217,597
Equity:
Preferred stock, no par value; 50,000,000 shares authorized 2,803,812 shares of 8.00% Series E Cumulative Convertible issued and outstanding (2,803,812 shares at December 31, 2013)	46,571	46,571
Common stock, $0.01 par value; 350,000,000 shares authorized 251,430,708 shares issued and outstanding (250,749,665 shares at December 31, 2013)	2,514	2,507
Additional paid-in capital	4,110,625	4,109,765
Distributions in excess of net income	(1,414,997)	(1,342,070)
Accumulated other comprehensive income/(loss), net	(3,704)	(5,125)

Total stockholders’ equity	2,741,009	2,811,648
Noncontrolling interests	860	856

Total equity	2,741,869	2,812,504

Total liabilities and equity	$6,834,023	$6,807,722

Attachment 4(A)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	1Q 2014 Weighted	March 31,
Common Stock and Equivalents	Average	2014
Common shares	250,176,778	250,251,849
Restricted shares	1,036,409	1,178,859

Total common stock	251,213,187	251,430,708
Stock options and restricted stock equivalents	609,592	529,351
Operating partnership units	7,567,252	7,567,252
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,035,548	3,035,548

Total common stock and equivalents	264,177,250	264,314,530

Market Capitalization, In thousands	Balance	% of Total
Total debt	$3,628,246	34.7%
Common stock and equivalents at $25.83 at March 31, 2014	6,827,244	65.3%

Total market capitalization	$10,455,490	100.0%

				Gross	% of
	Number of	1Q 2014 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	27,765	$90,138	68.2%	$5,997,324	72.1%
Encumbered assets	13,690	41,986	31.8%	2,317,796	27.9%

	41,455	$132,124	100.0%	$8,315,120	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	At March 31, 2014, a total of 2,803,812 shares of the Series E were outstanding, which is equivalent to 3,035,548 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity
Secured	Fixed	$1,068,615	(1)	29.5%	5.2%	3.7
	Floating	374,258	(2)	10.3%	1.5%	6.1

	Combined	1,442,873		39.8%	4.2%	4.4
Unsecured	Fixed	1,862,873	(3)	51.3%	4.2%	4.4
	Floating	322,500		8.9%	1.1%	3.7

	Combined	2,185,373		60.2%	3.8%	4.3
Total Debt	Fixed	2,931,488		80.8%	4.6%	4.2
	Floating	696,758		19.2%	1.3%	5.0

	Combined	$3,628,246		100.0%	4.0%	4.3

Debt Maturities, In thousands

			Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt		Debt	Credit Facility		Balance	of Total	Interest Rate
2014	$35,148	(4)	$128,497	$—		$163,645	4.6%	5.5%
2015	194,912	(5)	325,073	—		519,985	14.3%	5.5%
2016	200,385	(6)	83,260	—		283,645	7.8%	4.4%
2017	253,145		—	287,500	(7)	540,645	14.9%	2.6%
2018	224,787		648,214	—		873,001	24.1%	3.3%
2019	321,087		—	—		321,087	8.8%	4.4%
2020	90,000		299,948	—		389,948	10.7%	3.8%
2021	—		—	—		—	—	—
2022	—		397,208	—		397,208	10.9%	4.7%
2023	96,409		—	—		96,409	2.7%	2.1%
Thereafter	27,000		15,673	—		42,673	1.2%	3.6%

	$1,442,873		$1,897,873	$287,500		$3,628,246	100.0%	4.0%

Debt Maturities With Extensions, In thousands

		Unsecured	Revolving			Percentage	Weighted Average
	Secured Debt	Debt	Credit Facility		Balance	of Total	Interest Rate
2014	$—	$128,497	$—		$128,497	3.6%	5.5%
2015	35,148	325,073	—		360,221	9.9%	5.3%
2016	324,900	83,260	—		408,160	11.2%	4.8%
2017	323,542	—	—		323,542	8.9%	4.7%
2018	224,787	648,214	287,500	(7)	1,160,501	32.1%	2.7%
2019	321,087	—	—		321,087	8.8%	4.4%
2020	90,000	299,948	—		389,948	10.7%	3.8%
2021	—	—	—		—	—	—
2022	—	397,208	—		397,208	10.9%	4.7%
2023	96,409	—	—		96,409	2.7%	2.1%
Thereafter	27,000	15,673	—		42,673	1.2%	3.6%

	$1,442,873	$1,897,873	$287,500		$3,628,246	100.0%	4.0%

(1)	Includes $104.8 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 3.8%.
(2)	Includes $184.7 million of debt with a weighted average interest cap of 6.1%.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 2.1%.
(4)	Includes $35.1 million of permanent financing with a one year extension at UDR’s option.
(5)	Includes $194.9 million of permanent financing with a one year extension at UDR’s option.
(6)	Includes $70.4 million of permanent financing with a one year extension at UDR’s option.
(7)	UDR’s $900 million line of credit has a maturity date of December 2017, plus a six-month extension option and contains an accordion feature that allows UDR to increase the facility up to $1.45 billion assuming lender participation. The credit facility carries an interest rate equal to LIBOR plus a spread of 110 basis points and a facility fee of 20 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information (1)

(Unaudited)

	Quarter Ended
Coverage Ratios	March 31, 2014
Net income/(loss) attributable to UDR, Inc.	$18,361
Adjustments (includes continuing and discontinued operations):
Interest expense	32,884
Real estate depreciation and amortization	88,533
Real estate depreciation and amortization on unconsolidated joint ventures	10,667
Other depreciation and amortization	1,080
Noncontrolling interests	651
Income tax expense/(benefit)	(3,329)

EBITDA	$148,847

Casualty-related (recoveries)/charges, net	500
Gain/(loss) on sale of real estate owned, net of tax	(24,294)
Acquisition costs	102

EBITDA—adjusted for non-recurring items	$125,155

Annualized EBITDA—adjusted for non-recurring items	$500,620

Interest expense	$32,884
Capitalized interest expense	5,308

Total interest	$38,192
Preferred dividends	$931
Total debt	$3,628,246
Cash	15,891

Net debt	$3,612,355

Interest Coverage Ratio	3.90	x

Fixed Charge Coverage Ratio	3.80	x

Interest Coverage Ratio—adjusted for non-recurring items	3.28	x

Fixed Charge Coverage Ratio—adjusted for non-recurring items	3.20	x

Net Debt-to-EBITDA, adjusted for non-recurring items	7.2	x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)	Required	Actual	Compliance
Maximum Leverage Ratio	≤60.0%	41.1%	Yes
Minimum Fixed Charge Coverage Ratio	≥1.5	2.7	Yes
Maximum Secured Debt Ratio	≤40.0%	19.9%	Yes
Minimum Unencumbered Pool Leverage Ratio	≥150.0%	300.8%	Yes

Senior Unsecured Note Covenants (3)	Required	Actual	Compliance
Debt as a percentage of Total Assets	≤60.0%	39.9%	Yes
Consolidated Income Available for Debt Service to Annual Service Charge	≥1.5	3.4	Yes
Secured Debt as a percentage of Total Assets	≤40.0%	15.8%	Yes
Total Unencumbered Assets to Unsecured Debt	≥150.0%	281.2%	Yes

Securities Ratings	Debt	Preferred	Outlook
Moody’s Investors Service	Baa2	Baa3	Positive
Standard & Poor’s	BBB	BB+	Stable

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated October 25, 2011 as amended June 6, 2013.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information (1)

(Unaudited)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues
Same-Store Communities	36,817	$161,468	$160,330	$159,574	$157,593	$154,513
Stabilized, Non-Mature Communities	1,813	13,414	12,748	11,711	9,677	8,161
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	1,670	12,482	12,362	11,705	10,652	10,379
Development Communities	1,155	3,065	351	11	—	—
Non-Residential / Other (2)(3)	—	3,923	4,530	4,916	8,363	8,908

Total	41,455	$194,352	$190,321	$187,917	$186,285	$181,961

Expenses
Same-Store Communities		$49,268	$48,064	$50,512	$48,320	$48,226
Stabilized, Non-Mature Communities		3,690	3,524	3,078	2,939	2,593
Acquired Communities		—	—	—	—	—
Redevelopment Communities		4,909	4,921	4,594	4,512	4,319
Development Communities		2,020	821	179	14	—
Non-Residential / Other (2)(3)		2,264	2,807	2,402	3,284	2,975

Total		$62,151	$60,137	$60,765	$59,069	$58,113

Net Operating Income
Same-Store Communities		$112,200	$112,266	$109,062	$109,273	$106,287
Stabilized, Non-Mature Communities		9,724	9,224	8,633	6,738	5,568
Acquired Communities		—	—	—	—	—
Redevelopment Communities		7,573	7,441	7,111	6,140	6,060
Development Communities		1,045	(470)	(168)	(14)	—
Non-Residential / Other (2)(3)		1,659	1,723	2,514	5,079	5,933

Total		$132,201	$130,184	$127,152	$127,216	$123,848

Operating Margin
Same-Store Communities		69.5%	70.0%	68.3%	69.3%	68.8%

Average Physical Occupancy
Same-Store Communities		96.2%	96.2%	96.2%	96.2%	95.7%
Stabilized, Non-Mature Communities		94.6%	88.6%	80.6%	67.8%	60.6%
Acquired Communities		—	—	—	—	—
Redevelopment Communities		81.9%	79.4%	78.8%	82.3%	82.7%
Development Communities		43.9%	54.4%	—	—	—
Other (2)		—	94.3%	95.7%	93.3%	92.4%

Total		94.3%	94.1%	94.9%	95.0%	94.6%

Return on Invested Capital
Same-Store Communities		7.6%	7.4%	7.3%	7.3%	7.2%

Discontinued Operations
Revenues		$48	$2,021	$2,462	$2,328	$2,340
Expenses		125	777	971	891	872

Net Operating Income		$(77)	$1,244	$1,491	$1,437	$1,468

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes operating results of the assets that were contributed to the Vitruvian Park® partnerships in June 2013.
(3)	Primarily non-residential revenue and expense, straight-line adjustment for concessions, NOI from sold communities not included in discontinued operations and the Vitruvian Park® operations as noted in footnote 2 above.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited)

Year-Over-Year Comparison	% of 1Q 2014 SS Operating Expenses	1Q 2014	1Q 2013	% Change
Real estate taxes	34.8%	$17,137	$16,650	2.9%
Personnel	23.4%	11,513	11,810	-2.5%
Utilities	16.9%	8,315	7,758	7.2%
Repair and maintenance	13.8%	6,821	6,917	-1.4%
Administrative and marketing	6.2%	3,062	3,007	1.8%
Insurance	4.9%	2,420	2,084	16.1%

Same-Store operating expenses	100.0%	$49,268	$48,226	2.2%

Same-Store Homes	36,817

Sequential Comparison	% of 1Q 2014 SS Operating Expenses	1Q 2014	4Q 2013	% Change
Real estate taxes	34.8%	$17,137	$15,254	12.3%
Personnel	23.4%	11,513	11,863	-3.0%
Utilities	16.9%	8,315	7,755	7.2%
Repair and maintenance	13.8%	6,821	7,361	-7.3%
Administrative and marketing	6.2%	3,062	3,458	-11.5%
Insurance	4.9%	2,420	2,373	2.0%

Same-Store operating expenses	100.0%	$49,268	$48,064	2.5%

Same-Store Homes	36,817

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout (1)

Portfolio Overview as of Quarter Ended

March 31, 2014

(Unaudited)

					Unconsolidated
	Total	Non-Mature Homes		Total	Joint Venture	Total
	Same-Store Homes	Stabilized (2)	Non- Stabil. / Other (3)	Consolidated Homes	Operating Homes (4)	Homes (incl. JV) (4)
West Region
San Francisco, CA	2,436	—	315	2,751	—	2,751
Orange County, CA	3,290	467	1,284	5,041	—	5,041
Seattle, WA	2,165	—	—	2,165	555	2,720
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Los Angeles, CA	800	583	—	1,383	151	1,534
Other Southern CA	875	—	264	1,139	307	1,446
Portland, OR	716	—	—	716	—	716
	11,847	1,050	1,863	14,760	1,013	15,773
Mid-Atlantic Region
Metropolitan DC	4,313	255	256	4,824	874	5,698
Baltimore, MD	2,301	—	—	2,301	379	2,680
Richmond, VA	1,358	—	—	1,358	—	1,358
Norfolk, VA	1,438	—		1,438	—	1,438
Other Mid-Atlantic	168	—	—	168	—	168
	9,578	255	256	10,089	1,253	11,342
Southeast Region
Tampa, FL	3,452	—	—	3,452	—	3,452
Orlando, FL	3,167	—	—	3,167	—	3,167
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	9,515	—	—	9,515	—	9,515
Northeast Region
New York, NY	700	508	706	1,914	710	2,624
Boston, MA	1,179	—	—	1,179	1,302	2,481
Philadelphia, PA	—	—	—	—	290	290
	1,879	508	706	3,093	2,302	5,395
Southwest Region
Dallas, TX	2,725	—	—	2,725	3,557	6,282
Austin, TX	1,273	—	—	1,273	259	1,532
Other Southwest	—	—	—	—	1,407	1,407
	3,998	—	—	3,998	5,223	9,221

Totals	36,817	1,813	2,825	41,455	9,791	51,246

Communities	133	4	6	143	35	178

Total Homes (incl. joint ventures) (4)			51,246
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			874
Current Pipeline Joint Venture (6)			447
Total expected homes (including development)			52,567

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5. Excludes development communities not yet completed.
(4)	Represents joint venture homes at 100 percent. See Attachment 12 for UDR’s joint venture and partnership ownership interests.
(5)	See Attachment 9 for detail of our development communities.
(6)	Represents joint venture homes at 100 percent. See Attachment 9 for UDR’s development joint venture and partnership ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary (1)

Portfolio Overview as of Quarter Ended

March 31, 2014

(Unaudited)

Non-Mature Home Breakout—By Region (includes development homes that have been completed)

		# of	Same- Store
Community	Category	Homes	Date (7)
West Region
Orange County, CA
27 Seventy Five Mesa Verde	Redevelopment	964	3Q15
The Residences at Bella Terra	Stabilized, Non-Mature	467	1Q15
Los Alisos (2)	Development	320	1Q16
Los Angeles, CA
The Westerly on Lincoln	Stabilized, Non-Mature	583	3Q14
San Francisco, CA
Channel @ Mission Bay (3)	Development	315	1Q16
San Diego, CA
13th & Market (4)	Development	264	1Q16

		# of	Same- Store
Community	Category	Homes	Date (7)
Mid-Atlantic Region
Metropolitan D.C.
Capitol View on 14th	Stabilized, Non-Mature	255	1Q15
Domain College Park (4)(5)	Development	256	1Q16
Northeast Region
New York, NY
95 Wall	Stabilized, Non-Mature	508	2Q14
Rivergate (6)	Redevelopment	706	4Q15

Total		4,638

Non-Mature Home Breakout—By Date (quarter indicates date of Same-Store inclusion)

		# of
Date & Community	Category	Homes
2Q14
95 Wall	Stabilized, Non-Mature	508
3Q14
The Westerly on Lincoln	Stabilized, Non-Mature	583
1Q15
Capitol View on 14th	Stabilized, Non-Mature	255
The Residences at Bella Terra	Stabilized, Non-Mature	467
3Q15
27 Seventy Five Mesa Verde	Redevelopment	964

		# of
Date & Community	Category	Homes
4Q15
Rivergate (6)	Redevelopment	706
1Q16
Los Alisos (2)	Development	320
Channel @ Mission Bay (3)	Development	315
13th & Market (4)	Development	264
Domain College Park (4)(5)	Development	256

Total		4,638

Non-Mature Home Sequential Change For the Most Recent Quarter

	Category		# of Homes
Community	From	To	in 1Q 2014
Los Alisos (2)	Development	Development	160
Channel @ Mission Bay (3)	Development	Development	217
Domain College Park (4)(5)	Development	Development	92
The Residences at Bella Terra	Development	Stabilized, Non-Mature	—

Net Change			469

Number of Non-Mature Homes

	3/31/2014	12/31/2013	Change
Stabilized, Non-Mature	1,813	1,346	467
Redevelopment	1,670	1,670	—
Development	1,155	1,153	2

Total Non-Mature	4,638	4,169	469

(1)	See Attachment 16 for definitions and other terms.
(2)	Community completed development of 160 homes in Q1 2014.
(3)	Community completed development of 217 homes in Q1 2014.
(4)	UDR began consolidating the communities in Q4 2013. Refer to Attachment 9 for terms of the Q4 2013 transaction.
(5)	Community completed development of 92 homes in Q1 2014.
(6)	The community will have 739 homes upon completion.
(7)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary (1)

Portfolio Overview as of Quarter Ended

March 31, 2014

(Unaudited)

	Total	Non-Mature Homes		Total	Unconsolidated Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (5)	(incl. pro rata JV) (5)
West Region
San Francisco, CA	$2,709	$—	$1,728	$2,759	$—	$2,759
Orange County, CA	1,732	2,198	2,136	1,826	—	1,826
Seattle, WA	1,547	—	—	1,547	3,196	1,729
Monterey Peninsula, CA	1,181	—	—	1,181	—	1,181
Los Angeles, CA	2,238	2,203	—	1,566	3,786	2,253
Other Southern CA	1,517	—	—	1,517	3,045	1,696
Portland, OR	1,163	—	—	1,163	—	1,163
Mid-Atlantic Region
Metropolitan DC	1,818	2,671	1,800	1,859	2,600	1,891
Baltimore, MD	1,458	—	—	1,458	1,738	1,463
Richmond, VA	1,204	—	—	1,204	—	1,204
Norfolk, VA	1,001	—	—	1,001	—	1,001
Other Mid-Atlantic	990	—	—	990	—	990
Southeast Region
Tampa, FL	1,108	—	—	1,108	—	1,108
Orlando, FL	1,037	—	—	1,037	—	1,037
Nashville, TN	1,037	—	—	1,037	—	1,037
Other Florida	1,342	—	—	1,342	—	1,342
Northeast Region
New York, NY	3,628	3,397	4,109	3,799	4,437	3,900
Boston, MA	2,165	—	—	2,165	2,369	2,225
Philadelphia, PA	—	—	—	—	3,054	3,054
Southwest Region
Dallas, TX	1,119	—	—	1,119	1,390	1,188
Austin, TX	1,254	—	—	1,254	4,156	1,521
Other Southwest	—	—	—	—	1,525	1,525

Weighted Average	$1,520	$2,607	$2,876	$1,631	$2,435	$1,687

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other categories on Attachment 5.
(4)	Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR’s pro-rata ownership interests. See Attachment 12 for UDR’s joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market (1)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

	Three Months Ended March 31, 2014
	Same-Store	Non Same- Store (2)	Pro-Rata Share of JVs (3)	Total
Net Operating Income	$112,200	$20,001	$14,638	$146,839

	Three Months Ended March 31, 2014
	As a % of NOI
	Same-Store	Total
West Region
San Francisco, CA	12.8%	10.3%
Orange County, CA	10.5%	11.3%
Seattle, WA	6.1%	6.5%
Monterey Peninsula, CA	3.2%	2.4%
Los Angeles, CA	3.1%	4.2%
Other Southern CA	2.3%	2.2%
Portland, OR	1.6%	1.2%

	39.6%	38.1%
Mid-Atlantic Region
Metropolitan DC	13.6%	12.5%
Baltimore, MD	6.2%	4.8%
Richmond, VA	3.1%	2.4%
Norfolk, VA	2.4%	1.8%
Other Mid-Atlantic	0.3%	0.2%

	25.6%	21.7%

	Three Months Ended March 31, 2014
	As a % of NOI
Region	Same-Store	Total
Southeast Region
Tampa, FL	6.4%	4.8%
Orlando, FL	5.8%	4.4%
Nashville, TN	4.3%	3.2%
Other Florida	1.5%	1.1%

	18.0%	13.5%
Northeast Region
New York, NY	5.0%	12.5%
Boston, MA	4.5%	5.0%
Philadelphia, PA	0.0%	0.7%

	9.5%	18.2%
Southwest Region
Dallas, TX	5.0%	5.5%
Austin, TX	2.3%	2.5%
Other Southwest	0.0%	0.5%

	7.3%	8.5%

Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Held for Disposition Communities.
(3)	Includes UDR’s pro rata share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

March 31, 2014

(Unaudited)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 2014 NOI	1Q 14	1Q 13	Change	1Q 14	1Q 13	Change
West Region
San Francisco, CA	2,436	12.8%	96.7%	95.6%	1.1%	$2,709	$2,521	7.5%
Orange County, CA	3,290	10.5%	94.8%	94.6%	0.2%	1,732	1,659	4.4%
Seattle, WA	2,165	6.1%	96.9%	95.9%	1.0%	1,547	1,465	5.6%
Monterey Peninsula, CA	1,565	3.2%	91.6%	89.6%	2.0%	1,181	1,122	5.3%
Los Angeles, CA	800	3.1%	95.7%	94.6%	1.1%	2,238	2,160	3.6%
Other Southern CA	875	2.3%	95.1%	94.8%	0.3%	1,517	1,477	2.7%
Portland, OR	716	1.6%	97.7%	96.1%	1.6%	1,163	1,073	8.4%

	11,847	39.6%	95.4%	94.5%	0.9%	1,815	1,719	5.6%
Mid-Atlantic Region
Metropolitan DC	4,313	13.6%	96.9%	96.9%	0.0%	1,818	1,795	1.3%
Baltimore, MD	2,301	6.2%	96.5%	96.5%	0.0%	1,458	1,441	1.2%
Richmond, VA	1,358	3.1%	96.8%	96.6%	0.2%	1,204	1,179	2.1%
Norfolk, VA	1,438	2.4%	94.4%	94.0%	0.4%	1,001	1,016	-1.5%
Other Mid-Atlantic	168	0.3%	97.0%	96.8%	0.2%	990	991	-0.1%

	9,578	25.6%	96.4%	96.3%	0.1%	1,510	1,494	1.1%
Southeast Region
Tampa, FL	3,452	6.4%	96.2%	96.5%	-0.3%	1,108	1,080	2.6%
Orlando, FL	3,167	5.8%	96.7%	95.7%	1.0%	1,037	989	4.9%
Nashville, TN	2,260	4.3%	97.1%	96.6%	0.5%	1,037	978	6.0%
Other Florida	636	1.5%	96.6%	95.8%	0.8%	1,342	1,284	4.5%

	9,515	18.0%	96.6%	96.2%	0.4%	1,083	1,039	4.2%
Northeast Region
New York, NY	700	5.0%	97.6%	95.8%	1.8%	3,628	3,509	3.4%
Boston, MA	1,179	4.5%	95.9%	96.0%	-0.1%	2,165	2,073	4.4%

	1,879	9.5%	96.6%	95.9%	0.7%	2,715	2,608	4.1%
Southwest Region
Dallas, TX	2,725	5.0%	96.6%	96.5%	0.1%	1,119	1,067	4.9%
Austin, TX	1,273	2.3%	96.7%	96.9%	-0.2%	1,254	1,176	6.6%

	3,998	7.3%	96.6%	96.7%	-0.1%	1,162	1,102	5.4%

Total/Weighted Avg.	36,817	100.0%	96.2%	95.7%	0.5%	$1,520	$1,461	4.0%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Prior Year Quarter

March 31, 2014

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 14	1Q 13	Change	1Q 14	1Q 13	Change	1Q 14	1Q 13	Change
West Region
San Francisco, CA	2,436	$19,142	$17,613	8.7%	$4,790	$4,513	6.1%	$14,352	$13,100	9.6%
Orange County, CA	3,290	16,209	15,494	4.6%	4,454	4,169	6.8%	11,755	11,325	3.8%
Seattle, WA	2,165	9,736	9,124	6.7%	2,914	2,940	-0.9%	6,822	6,184	10.3%
Monterey Peninsula, CA	1,565	5,081	4,720	7.6%	1,542	1,638	-5.9%	3,539	3,082	14.8%
Los Angeles, CA	800	5,141	4,904	4.8%	1,627	1,649	-1.3%	3,514	3,255	8.0%
Other Southern CA	875	3,786	3,677	3.0%	1,150	1,103	4.3%	2,636	2,574	2.4%
Portland, OR	716	2,441	2,214	10.3%	683	686	-0.4%	1,758	1,528	15.1%

	11,847	61,536	57,746	6.6%	17,160	16,698	2.8%	44,376	41,048	8.1%
Mid-Atlantic Region
Metropolitan DC	4,313	22,798	22,507	1.3%	7,580	7,160	5.9%	15,218	15,347	-0.8%
Baltimore, MD	2,301	9,713	9,599	1.2%	2,768	2,750	0.7%	6,945	6,849	1.4%
Richmond, VA	1,358	4,749	4,642	2.3%	1,221	1,165	4.8%	3,528	3,477	1.5%
Norfolk, VA	1,438	4,076	4,119	-1.0%	1,400	1,343	4.2%	2,676	2,776	-3.6%
Other Mid-Atlantic	168	484	484	0.0%	177	171	3.5%	307	313	-1.9%

	9,578	41,820	41,351	1.1%	13,146	12,589	4.4%	28,674	28,762	-0.3%
Southeast Region
Tampa, FL	3,452	11,037	10,795	2.2%	3,877	3,890	-0.3%	7,160	6,905	3.7%
Orlando, FL	3,167	9,528	8,997	5.9%	3,047	3,132	-2.7%	6,481	5,865	10.5%
Nashville, TN	2,260	6,828	6,405	6.6%	2,056	2,022	1.7%	4,772	4,383	8.9%
Other Florida	636	2,473	2,347	5.4%	824	795	3.6%	1,649	1,552	6.3%

	9,515	29,866	28,544	4.6%	9,804	9,839	-0.4%	20,062	18,705	7.3%
Northeast Region
New York, NY	700	7,436	7,060	5.3%	1,776	1,670	6.3%	5,660	5,390	5.0%
Boston, MA	1,179	7,343	7,039	4.3%	2,273	2,358	-3.6%	5,070	4,681	8.3%

	1,879	14,779	14,099	4.8%	4,049	4,028	0.5%	10,730	10,071	6.5%
Southwest Region
Dallas, TX	2,725	8,835	8,420	4.9%	3,241	3,274	-1.0%	5,594	5,146	8.7%
Austin, TX	1,273	4,632	4,353	6.4%	1,868	1,798	3.9%	2,764	2,555	8.2%

	3,998	13,467	12,773	5.4%	5,109	5,072	0.7%	8,358	7,701	8.5%

Totals	36,817	$161,468	$154,513	4.5%	$49,268	$48,226	2.2%	$112,200	$106,287	5.6%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

March 31, 2014

(Unaudited)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 14	4Q 13	Change	1Q 14	4Q 13	Change
West Region
San Francisco, CA	2,436	96.7%	96.7%	0.0%	$2,709	$2,684	0.9%
Orange County, CA	3,290	94.8%	95.1%	-0.3%	1,732	1,703	1.7%
Seattle, WA	2,165	96.9%	97.0%	-0.1%	1,547	1,527	1.3%
Monterey Peninsula, CA	1,565	91.6%	93.5%	-1.9%	1,181	1,195	-1.2%
Los Angeles, CA	800	95.7%	96.1%	-0.4%	2,238	2,201	1.7%
Other Southern CA	875	95.1%	95.2%	-0.1%	1,517	1,504	0.9%
Portland, OR	716	97.7%	97.5%	0.2%	1,163	1,139	2.1%

	11,847	95.4%	95.8%	-0.4%	1,815	1,793	1.2%
Mid-Atlantic Region
Metropolitan DC	4,313	96.9%	96.8%	0.1%	1,818	1,824	-0.3%
Baltimore, MD	2,301	96.5%	95.6%	0.9%	1,458	1,467	-0.6%
Richmond, VA	1,358	96.8%	97.0%	-0.2%	1,204	1,200	0.3%
Norfolk, VA	1,438	94.4%	93.1%	1.3%	1,001	1,012	-1.1%
Other Mid-Atlantic	168	97.0%	96.1%	0.9%	990	999	-0.9%

	9,578	96.4%	96.0%	0.4%	1,510	1,516	-0.4%
Southeast Region
Tampa, FL	3,452	96.2%	96.6%	-0.4%	1,108	1,099	0.8%
Orlando, FL	3,167	96.7%	96.5%	0.2%	1,037	1,021	1.6%
Nashville, TN	2,260	97.1%	97.0%	0.1%	1,037	1,024	1.3%
Other Florida	636	96.6%	97.2%	-0.6%	1,342	1,326	1.2%

	9,515	96.6%	96.7%	-0.1%	1,083	1,070	1.2%
Northeast Region
New York, NY	700	97.6%	97.1%	0.5%	3,628	3,596	0.9%
Boston, MA	1,179	95.9%	95.9%	0.0%	2,165	2,152	0.6%

	1,879	96.6%	96.3%	0.3%	2,715	2,694	0.8%
Southwest Region
Dallas, TX	2,725	96.6%	96.5%	0.1%	1,119	1,104	1.4%
Austin, TX	1,273	96.7%	96.7%	0.0%	1,254	1,240	1.1%

	3,998	96.6%	96.6%	0.0%	1,162	1,147	1.3%

Total/Weighted Avg.	36,817	96.2%	96.2%	0.0%	$1,520	$1,509	0.7%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

Current Quarter vs. Last Quarter

March 31, 2014

(Unaudited)

	Total	Same-Store ($000s)
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 14	4Q 13	Change	1Q 14	4Q 13	Change	1Q 14	4Q 13	Change
West Region
San Francisco, CA	2,436	$19,142	$18,968	0.9%	$4,790	$4,388	9.2%	$14,352	$14,580	-1.6%
Orange County, CA	3,290	16,209	15,985	1.4%	4,454	4,330	2.9%	11,755	11,655	0.9%
Seattle, WA	2,165	9,736	9,618	1.2%	2,914	2,976	-2.1%	6,822	6,642	2.7%
Monterey Peninsula, CA	1,565	5,081	5,248	-3.2%	1,542	1,586	-2.8%	3,539	3,662	-3.4%
Los Angeles, CA	800	5,141	5,076	1.3%	1,627	1,722	-5.5%	3,514	3,354	4.8%
Other Southern CA	875	3,786	3,759	0.7%	1,150	1,154	-0.3%	2,636	2,605	1.2%
Portland, OR	716	2,441	2,385	2.3%	683	766	-10.8%	1,758	1,619	8.6%

	11,847	61,536	61,039	0.8%	17,160	16,922	1.4%	44,376	44,117	0.6%
Mid-Atlantic Region
Metropolitan DC	4,313	22,798	22,851	-0.2%	7,580	6,814	11.2%	15,218	16,037	-5.1%
Baltimore, MD	2,301	9,713	9,681	0.3%	2,768	2,788	-0.7%	6,945	6,893	0.8%
Richmond, VA	1,358	4,749	4,741	0.2%	1,221	1,258	-2.9%	3,528	3,483	1.3%
Norfolk, VA	1,438	4,076	4,063	0.3%	1,400	1,456	-3.8%	2,676	2,607	2.6%
Other Mid-Atlantic	168	484	484	0.0%	177	176	0.6%	307	308	-0.3%

	9,578	41,820	41,820	0.0%	13,146	12,492	5.2%	28,674	29,328	-2.2%
Southeast Region
Tampa, FL	3,452	11,037	10,992	0.4%	3,877	3,805	1.9%	7,160	7,187	-0.4%
Orlando, FL	3,167	9,528	9,363	1.8%	3,047	2,797	8.9%	6,481	6,566	-1.3%
Nashville, TN	2,260	6,828	6,734	1.4%	2,056	2,405	-14.5%	4,772	4,329	10.2%
Other Florida	636	2,473	2,460	0.5%	824	840	-1.9%	1,649	1,620	1.8%

	9,515	29,866	29,549	1.1%	9,804	9,847	-0.4%	20,062	19,702	1.8%
Northeast Region
New York, NY	700	7,436	7,332	1.4%	1,776	1,783	-0.4%	5,660	5,549	2.0%
Boston, MA	1,179	7,343	7,300	0.6%	2,273	1,906	19.3%	5,070	5,394	-6.0%

	1,879	14,779	14,632	1.0%	4,049	3,689	9.8%	10,730	10,943	-1.9%
Southwest Region
Dallas, TX	2,725	8,835	8,712	1.4%	3,241	3,354	-3.4%	5,594	5,358	4.4%
Austin, TX	1,273	4,632	4,578	1.2%	1,868	1,760	6.1%	2,764	2,818	-1.9%

	3,998	13,467	13,290	1.3%	5,109	5,114	-0.1%	8,358	8,176	2.2%

Total	36,817	$161,468	$160,330	0.7%	$49,268	$48,064	2.5%	$112,200	$112,266	-0.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market (1)

March 31, 2014

(Unaudited)

	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	1Q 2014	1Q 2014	1Q 2014	1Q 2013
West Region
San Francisco, CA	5.1%	6.2%	46.8%	48.6%
Orange County, CA	0.9%	4.4%	54.4%	54.6%
Seattle, WA	3.3%	7.0%	43.1%	48.1%
Monterey Peninsula, CA	-0.7%	3.6%	41.2%	50.8%
Los Angeles, CA	2.5%	5.1%	46.1%	50.7%
Other Southern CA	2.0%	5.2%	49.1%	54.7%
Portland, OR	7.3%	6.9%	40.2%	43.6%

	2.7%	5.5%	47.2%	50.8%
Mid-Atlantic Region
Metropolitan DC	-4.4%	3.7%	35.3%	37.6%
Baltimore, MD	-3.2%	5.2%	40.7%	44.4%
Richmond, VA	-1.5%	4.1%	41.8%	45.7%
Norfolk, VA	-4.8%	2.9%	52.7%	52.2%
Other Mid-Atlantic	-4.6%	2.8%	41.0%	38.6%

	-3.9%	4.0%	40.2%	42.6%
Southeast Region
Tampa, FL	1.8%	5.3%	43.1%	38.1%
Orlando, FL	2.2%	5.9%	44.9%	45.2%
Nashville, TN	2.6%	4.7%	50.6%	48.6%
Other Florida	3.6%	5.1%	40.2%	44.0%

	2.3%	5.3%	45.3%	43.3%
Northeast Region
New York, NY	3.1%	5.0%	30.1%	31.3%
Boston, MA	3.4%	5.8%	33.7%	40.2%

	3.3%	5.4%	32.4%	36.9%
Southwest Region
Dallas, TX	0.1%	5.4%	48.7%	46.1%
Austin, TX	4.1%	6.7%	43.6%	40.8%

	1.4%	5.8%	47.1%	44.4%

Total/Weighted Avg.	1.0%	5.1%	44.1%	45.3%

Percentage of Total Repriced Homes	53.8%	46.0%

	1Q 2014	1Q 2013
Total Combined New and Renewal Lease Rate Growth	2.9%	3.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 9

UDR, Inc.

Development Summary (1) (2)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
DelRay Tower (3)	Alexandria, VA	332	—	$89,838	$132,000	$398		$—	3Q 11	2Q 14	3Q 14	—	—
Beach & Ocean (4)	Huntington Beach, CA	173	—	33,467	50,700	293		—	3Q 12	2Q 14	3Q 14	—	—
Pier 4	Boston, MA	369	—	99,296	217,700	590	(5)	—	4Q 12	1Q 15	2Q 15	—	—

Total		874	—	$222,601	$400,400	$458		$—

Completed Projects, Non-Stabilized
13th & Market (6)	San Diego, CA	264	264	$69,578	$72,600	$275	(7)	$36,936	2Q 11	4Q 13	4Q 13	46.6%	40.2%
Channel @ Mission Bay	San Francisco, CA	315	315	143,825	145,000	460	(8)	—	4Q 10	4Q 13	1Q 14	61.3%	53.7%
Domain College Park (6)	College Park, MD	256	256	58,775	62,500	244	(9)	31,213	2Q 11	2Q 13	1Q 14	74.6%	66.0%
Los Alisos	Mission Viejo, CA	320	320	85,075	87,050	272		—	2Q 11	3Q 13	1Q 14	48.4%	35.0%

Total—Wholly Owned		2,029	1,155	$579,854	$767,550	$378		$68,149

Net Operating Income From Wholly-Owned Projects

1Q 2014
Projects Under Construction	$(17)
Completed, Non-Stabilized	1,062

Total	$1,045

Capitalized Interest for Current Development Projects

1Q 14	1Q 13
$2,674	$3,117

Unconsolidated Joint Ventures and Partnerships

								Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted	Project		Initial
Community	Location	Interest	Homes	Homes	Date	Cost	Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
399 Fremont	San Francisco, CA	51%	447	—	$82,398	$317,700	$—	1Q 14	4Q 15	3Q 16	—	—

Total			447	—	$82,398	$317,700	$—

Completed Projects, Non-Stabilized
Fiori on Vitruvian Park®	Addison, TX	50%	391	391	$95,676	$98,350	$48,245	3Q 11	2Q 13	4Q 13	60.6%	53.7%

Total—Unconsolidated Joint Ventures and Partnerships			838	391	$178,074	$416,050	$48,245

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates: 150-200 bps

Participating Loan Investment

		# of	Compl.	Cost to	Budgeted	Loan	Loan
Community	Location	Homes	Homes	Date (11)	Cost	Commitment	Balance (11)
Steele Creek (10)	Denver, CO	218	—	$41,182	$108,245	$92,009	$23,199

Total		218	—	$41,182	$108,245	$92,009	$23,199

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns, owns an interest in through an unconsolidated joint venture, or has a participating loan investment.
(3)	Formerly known as The Calvert. Project encompasses the complete redevelopment of the former 187 homes combined with the development of an additional 145 homes, 10,000 square feet of retail space and underground parking.
(4)	Formerly known as Beach Walk.
(5)	Includes 11,000 square feet of retail space.
(6)	In Q4 2013, the LLC agreements were amended to provide UDR with a controlling interest and the option to purchase the remaining ownership interest in the Domain College Park and 13th & Market communities. In connection with the amendments, our unaffiliated partner received equity distributions reducing their capital account balances to zero and UDR began consolidating these communities. The unaffiliated partner retains the right to receive certain upside particpation from the developments.
(7)	Includes 21,000 square feet of retail space.
(8)	Includes 8,000 square feet of retail space.
(9)	Includes 10,000 square feet of retail space.
(10)	Refer to Attachment 12 for terms of our participating loan investment.
(11)	Cost to date includes accruals for costs incurred, but not yet paid as of the end of the period. Loan balance includes only amounts funded prior to the period end.

Attachment 10

UDR, Inc.

Redevelopment Summary (1)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

Wholly-Owned

			Sched.
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost	Schedule					Percentage
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.		Start	Compl.	Same-Store (3)	Leased	Occupied
Projects in Redevelopment
Rivergate (4)	New York, NY	706	675	420	$69,506	$98,000	$145	3Q 11		3Q 11	3Q 14	4Q 15	84.6%	84.3%
27 Seventy Five Mesa Verde	Costa Mesa, CA	964	748	726	76,083	79,983	107	Various	(5)	3Q 11	2Q 14	3Q 15	83.4%	78.7%

Total		1,670	1,423	1,146	$145,589	$177,983	$125

Completed Redevelopments, Non-Stabilized
N/A	N/A	—	—	—	—	—	—	—		—	—	—	—	—

Total—Wholly Owned		1,670	1,423	1,146	$145,589	$177,983	$125

Projected Weighted Average Return on Incremental Capital Invested:	7.0% to 9.0%

Capitalized Interest for Current Redevelopment Projects

1Q 14	1Q 13
$639	$687

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR’s incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	The community will have 739 homes upon completion.
(5)	Communities were combined in 1Q 2013. They were acquired in June 2003, October 2004 and May 2008.

Attachment 11

UDR, Inc.

Land Summary (1)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

		UDR Ownership	Real Estate	UDR Pro-Rata
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)
					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
3033 Wilshire	Los Angeles, CA	100.0%	$18,948	$18,948	Complete	In Process
7 Harcourt (3)	Boston, MA	100.0%	5,102	5,102	In Process
Vitruvian Park®	Addison, TX	100.0%	13,385	13,385	Complete	In Process	In Process
Pacific City	Huntington Beach, CA	100.0%	79,088	79,088	Complete	In Process

Total			$116,523	$116,523

			Real Estate	UDR Pro-Rata
Consolidated Joint Ventures			Cost Basis	Cost Basis
3032 Wilshire	Santa Monica, CA	95.0%	$11,916	$11,320	In Process
2919 Wilshire	Santa Monica, CA	95.0%	7,889	7,495	In Process

Total			$19,805	$18,815

			Real Estate	UDR Pro-Rata
Unconsolidated Joint Ventures and Partnerships			Cost Basis	Cost Basis
UDR/MetLife I - 7 parcels (4)	Various	4.0%	$179,924	$6,573	(5)	In Process	In Process
UDR/MetLife Vitruvian Park®	Addison, TX	50.0%	50,157	25,079	Complete	In Process	In Process

			$230,081	$31,652

Total			$366,409	$166,990

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development: During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development: Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR’s Garrison Square community.
(4)	Parcels are located in Bellevue, WA; Los Angeles, CA (3 parcels); Irvine, CA; Mountain View, CA; and Dublin, CA.
(5)	Entitlements are completed on 4 parcels and are in process on 3 other parcels.

Attachment 12

UDR, Inc.

Unconsolidated Joint Venture Summary (1)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

Portfolio Characteristics

		# of			Physical	Total Revenue per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occupied Home	UDR’s Share	Total
Joint Venture and Partnerships	Type	Parcels	Homes (6)	Interest	1Q 14	1Q 14 (1)	1Q 2014	1Q 2014 (2)
UDR / MetLife II	Various	15	3,119	50.0%	95.1%	$3,267	$10,552	$21,103
UDR / MetLife I
Operating communities	Various	6	1,523	13.9%	94.7%	2,563	928	7,562
Land parcels		7	TBD	4.0%	—	—	3	156
UDR/MetLife Vitruvian Park®
Operating communities	Mid-rise	2	739	50.0%	92.7%	1,439	818	1,636
Fiori on Vitruvian Park®	High-rise (development)	1	391	50.0%	53.7%	2,095	131	262
Land parcels		6	TBD	50.0%	—	—	(14)	(28)
UDR / KFH	High-rise	3	660	30.0%	96.1%	2,564	1,056	3,521
Texas	Garden	8	3,359	20.0%	96.7%	1,037	1,164	5,822
399 Fremont	High-rise (development)	1	—	51.0%	—	—	—	—

Total/Weighted Average		49	9,791		93.8%	$2,435	$14,638	$40,034

Balance Sheet Characteristics and Returns

	Gross Book Value
	of JV Real	Total	UDR’s Equity	Weighted Avg.	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Project Debt (3)	Investment (4)	Interest Rate	Maturity	ROIC	ROE
UDR / MetLife II	$1,600,917	$875,645	$325,480	4.3%	Various
UDR / MetLife I	775,952	284,526	41,988	4.8%	Various
UDR/MetLife Vitruvian Park®	285,954	122,853	80,838	3.2%	Various
UDR / KFH	282,887	165,209	24,913	3.4%	Various
Texas	325,713	219,588	45	5.6%	2014
399 Fremont	82,398	—	47,084	NA	NA

Total/Weighted Average	$3,353,821	$1,667,821	$520,348	4.4%		6.2%	7.9%

Same-Store Unconsolidated Joint Venture Growth

	Same-Store Joint Venture	1Q 2014 vs. 1Q 2013 Growth			1Q 2014 vs. 4Q 2013 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife II	15	6.3%	8.2%	5.5%	-0.1%	11.8%	-4.2%
UDR / MetLife I	6	1.5%	-2.2%	3.9%	0.1%	9.7%	-4.9%
UDR / KFH	3	4.1%	15.2%	0.3%	0.1%	9.1%	-3.0%
Texas	8	5.5%	2.5%	7.9%	0.6%	0.3%	0.8%

Total/Average	32	5.0%	4.9%	5.1%	0.1%	8.2%	-3.5%

Same-Store JV Results at UDR’s Pro-rata Ownership Interest

				NOI			NOI
				5.3%			-3.7%

Participating Loan Investment

				Income from
				Participating
		Interest	Years to	Loan Investment	Upside
	UDR’s Investment	Rate	Maturity	1Q 2014	Participation
Steele Creek (7)	$23,199	6.5%	3.6	$321	50%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100 percent for the period ended March 31, 2014.
(3)	Joint ventures and partnerships represented at 100 percent.
(4)	Excludes deferred gains and fees of $25.6M, which is netted in “Investments in and advances to unconsolidated joint ventures, net” on Attachment 3.
(5)	Excludes non-stabilized developments.
(6)	Includes homes completed for the period ended March 31, 2014.
(7)	UDR’s participating loan is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP. UDR has the option to purchase the property upon completion of construction and we receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

Attachment 13

UDR, Inc.

Acquisitions and Dispositions Summary

March 31, 2014

(Dollars in Thousands)

(Unaudited)

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price		Debt	Homes	Home
Acquisitions—Wholly-Owned
None
Acquisitions—Wholly-Owned Land

Jan-14	Pacific City	Huntington Beach, CA	0%	100%	$77,750		$—	—	$—

Acquisitions—Joint Ventures
None
				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price		Debt	Homes	Home
Dispositions—Wholly-Owned

Jan-14	Presidio at Rancho Del Oro	Oceanside, CA	100%	0%	$45,100		$—	264	$171

Dispositions—Joint Ventures
Mar-14	Ashton Westwood (1)	Los Angeles, CA	9%	0%	$52,571	(2)	$25,804	58	$906
Mar-14	Viridian (1)	Los Angeles, CA	16%	0%	31,856	(2)	27,849	60	531

					$84,427		$53,653	118	$715

Dispositions—Wholly-Owned Land

Jan-14	Presidio at Rancho Del Oro (7.8 acres)	Oceanside, CA	100%	0%	$3,600		$—	—	$—

Dispositions—Joint Ventures Land

None

(1)	Properties sold to MetLife from UDR/MetLife I JV.
(2)	Price represents 100% of the value of assets.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary (1)

March 31, 2014

(Dollars in Thousands)

(Unaudited)

		Three Months
	Weighted Avg.	Ended	Cost
Category (Capitalized)	Useful Life (yrs) (2)	March 31, 2014	per Home
Capital Expenditures for Consolidated Homes (3)
Average number of homes (4)		40,300
Recurring Cap Ex
Asset preservation
Building interiors	5 –20	$2,357	$58
Building exteriors	5 – 20	1,141	28
Landscaping and grounds	10	510	13

Total asset preservation		4,008	99
Turnover related	5	2,593	64

Total Recurring Cap Ex		6,601	163

Revenue Enhancing Cap Ex (5)	5 – 20	1,815	46

Total		$8,416	$209

	Three Months
	Ended	Cost
Category (Expensed)	March 31, 2014	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (4)	40,300

Contract services	$4,178	$104

Turnover related expenses	983	24

Other Repair and Maintenance
Building interiors	1,584	39
Building exteriors	323	8
Landscaping and grounds	455	11

Total	$7,523	$186

(1)	See Attachment 16 for definitions and other terms.
(2)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2014.
(3)	Excludes redevelopment capital.
(4)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(5)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR’s overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2014 Guidance (1)

March 31, 2014

(Unaudited)

FFO and AFFO per Share Guidance

	2Q 2014	Full Year 2014
FFO per common share, diluted	$0.36 to $0.38	$1.47 to $1.53
FFO As Adjusted per common share, diluted	$0.36 to $0.38	$1.47 to $1.53
Adjusted Funds from Operations (“AFFO”) per common share, diluted	$0.31 to $0.33	$1.30 to $1.36
Weighted average diluted shares/units (M)	264.3	264.5
Annualized dividend per share		$1.04

Same-Store Guidance	Full Year 2014
Revenue growth	3.50% to 4.25%
Expense growth	2.75% to 3.25%
NOI growth	3.75% to 5.00%
Physical occupancy	96.0%
Same-Store homes	36,817

Transactional Activity ($ in millions)	Full Year 2014
Acquisitions (2)	$100 to $200
Dispositions	$350 to $450
Weighted average cap rate spread	100 bps to 150 bps
Development and redevelopment spending (3)	$425 to $475

Capital Markets Activity ($ in millions)	Full Year 2014
Debt maturities	$348
New debt issuance	$250 to $350
Equity issuances	$0 to $150

Other Additions/(Deductions) ($ in millions except per home amounts)	Full Year 2014
Interest	($132) to ($136)
General and administrative, gross (4)	($43) to ($47)
Tax benefit for RE3	$6 to $8
Joint venture fee income	$11 to $13
Total joint venture FFO, excluding fee income	$33 to $37
Non-recurring items:
RE3 gains from asset sales	$1 to $6
Acquisition-related costs	$1 to $3
Average stabilized homes	40,900
Recurring capital expenditures per home	$1,100

(1)	See Attachment 16 for definitions and other terms.
(2)	In 1Q 2014, the Company designated its $78 million Pacific City land purchase in Huntington Beach, CA as a reverse 1031 transaction, effectively reducing the need for $75-$80 million in additional acquisition activity in 2014.
(3)	Includes the $78 million purchase of the Pacific City land site in Huntington Beach, CA by the Company in 1Q 2014.
(4)	Includes an estimated $9.3 million of Long Term Incentive Plan compensation expense.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

March 31, 2014

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds From Operations (“AFFO”): The Company defines AFFO as FFO as Adjusted less recurring capital expenditures that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company’s operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income attributable to UDR, Inc. to AFFO is provided on Attachment 2.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Discontinued Operations: Effective January 1, 2014, UDR prospectively adopted Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, for all communities not previously sold or classified as held for sale. ASU 2014-08 incorporates into the definition of a discontinued operation a requirement that a disposition represent a strategic shift in an entity’s operations, which resulted in UDR no longer classifying the sale of communities as a discontinued operation.

Prior to the prospective adoption of ASU 2014-08, FASB ASC Subtopic 205.20, required, among other things, that the primary assets and liabilities and the results of operations of UDR’s real properties that have been sold or are held for disposition, be classified as discontinued operations and segregated in UDR’s Consolidated Statements of Operations and Consolidated Balance Sheets. Consequently, the primary assets and liabilities and the net operating results of those properties sold or classified as held for disposition prior to January 1, 2014 are accounted for as discontinued operations for all periods presented. This presentation does not have an impact on net income available to common stockholders, it only results in the reclassification of the operating results within the Consolidated Statements of Operations for the periods ended March 31, 2014 and 2013, and the reclassification of the assets and liabilities within the Consolidated Balance Sheets as of March 31, 2014 and December 31, 2013.

During the twelve months ended December 31, 2013, UDR sold 2 communities with a total of 914 homes. At March 31, 2014 and December 31, 2013, UDR has one commercial property classified as real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations on Attachment 1 of the Company’s quarterly supplemental disclosure in the line item entitled “Income from discontinued operations, net of tax”.

In thousands	1Q 2014	1Q 2013
Rental income	$48	$2,340
Rental expenses	125	872
Property management	1	64
Real estate depreciation	—	544

Other operating expenses	9	7

Total expenses	135	1,487

Income/(loss) from discontinued operations, net of tax	$(87)	$853

Effective New Lease Rate Growth: The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio: The Company defines Fixed Charge Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest plus preferred dividends.

Management considers fixed charge coverage a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise fixed charge coverage is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Funds From Operations as Adjusted: The Company defines FFO as Adjusted as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains on sales of marketable securities and TRS property, deferred tax valuation allowance increases and decreases, storm-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income attributable to UDR, Inc. is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to UDR, Inc. to FFO as Adjusted is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

March 31, 2014

(Unaudited)

Funds From Operations (“FFO”): The Company defines FFO as net income (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains (or losses) from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in April 2002. In the computation of diluted FFO, OP units, unvested restricted stock, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive; therefore, they are included in the diluted share count.

Activities of our taxable REIT subsidiary (TRS), RE3, include development and land entitlement. From time to time, we develop and subsequently sell a TRS property which results in a short-term use of funds that produces a profit that differs from the traditional long-term investment in real estate for REITs. We believe that the inclusion of these TRS gains in FFO is consistent with the standards established by NAREIT as the short-term investment is incidental to our main business. TRS gains on sales, net of taxes, are defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income attributable to UDR, Inc. to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of December 31, 2013, prior to the adoption of the Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity.

Interest Coverage Ratio: The Company defines Interest Coverage Ratio as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, RE3 income tax, divided by total interest.

Management considers interest coverage ratio a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise interest coverage ratio is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR’s Weighted Average Pro-Rata Ownership Interest

In thousands	Q1 2014
Income/(loss) from unconsolidated entities	$(3,565)
Management fee	871
Interest expense	6,981
Depreciation	10,667
General and administrative	82
Other income/expense	(398)

Total Joint Venture NOI at UDR’s Pro-Rata Ownership Interest	$14,638

JV Return on Equity (“ROE”): The Company defines JV ROE as the pro rata share of property NOI plus property and asset management fee revenue less interest expense, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital (“ROIC”): The Company defines JV ROIC as the pro rata share of property NOI plus property and asset management fee revenue divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt to EBITDA: The Company defines net debt to EBITDA as total debt net of cash and cash equivalents divided by EBITDA. EBITDA is defined as net income, excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and other joint venture communities, other depreciation and amortization, noncontrolling interests, net gain on the sale of depreciable property, and RE3 income tax.

Management considers net debt to EBITDA a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income and EBITDA is provided on Attachment 4(C) of the Company’s quarterly supplemental disclosure.

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	Q1 2014	4Q 2013	3Q 2013	2Q 2013	1Q 2013
Net income/(loss) attributable to UDR, Inc.	$18,361	$36,700	$3,188	$5,192	$(268)
Property management	5,345	5,233	5,168	5,123	5,004
Other operating expenses	1,926	1,925	1,776	1,799	1,636
Real estate depreciation and amortization	88,533	88,301	83,738	84,595	82,898
Interest expense	32,884	33,360	30,939	30,803	30,981
Casualty-related (recoveries)/charges, net	500	—	(6,460)	(2,772)	(3,021)
General and administrative	11,994	11,532	11,364	9,866	9,476
Tax provision/(benefit), net (includes valuation adjustment)	(3,329)	15	(2,658)	(2,683)	(1,973)
Income/(loss) from unconsolidated entities	3,565	(5,666)	3,794	(515)	2,802
Interest and other income, net	(1,415)	(1,328)	(829)	(1,446)	(1,016)
Joint venture management and other fees	(3,687)	(3,095)	(3,207)	(3,217)	(2,923)
Other depreciation and amortization	1,080	3,281	1,176	1,138	1,146
(Gain)/loss on sale of real estate owned	(24,294)	—	—	—	—
(Income)/loss from discontinued operations, net of tax	87	(41,376)	(884)	(829)	(853)
Net income/(loss) attributable to noncontrolling interests	651	1,302	47	162	(41)

Total consolidated NOI	$132,201	$130,184	$127,152	$127,216	$123,848

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

March 31, 2014

(Unaudited)

Non-Mature: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store (“SS”) Communities: The Company defines QTD SS Communities as those communities stabilized for five consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

RE3: RE3 is the Company’s taxable REIT subsidiary (“TRS”) that focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

Recurring Capital Expenditures: The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where greater than 10% of the available apartment homes are off-line for major renovation and those that did not achieve stabilization as of the most recent quarter.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter’s NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital (“ROIC”): The Company defines ROIC as a referenced quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures: The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that previously met the criteria for discontinued operations and were disposed of prior to the end of the most recent quarter.

Stabilization for Same Store Classification: the Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company’s Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home: The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

YTD Same-Store (“SS”) Communities: The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, there is no plan to conduct substantial redevelopment activities, and the community is not held for disposition within the current year.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

March 31, 2014

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company’s management team. The following reconciles from GAAP net income/(loss) per share for full year 2014 and second quarter of 2014 to forecasted FFO, FFO as Adjusted and AFFO per share:

	Full Year 2014
	Low	High
Forecasted earnings per diluted share	$0.13	$0.19
Conversion from GAAP share count	(0.08)	(0.08)
Net (gain)/loss on the sale of depreciable property, excluding TRS	(0.09)	(0.09)
Depreciation	1.51	1.51
Noncontrolling Interests	(0.01)	(0.01)
Preferred Dividends	0.01	0.01

Forecasted FFO per diluted share	$1.47	$1.53

TRS gains from asset sales	(0.01)	(0.01)
Acquisition costs	0.01	0.01

Forecasted FFO as Adjusted per diluted share	$1.47	$1.53

Recurring capital expenditures	(0.17)	(0.17)

Forecasted AFFO per diluted share	$1.30	$1.36

	2Q 2014
	Low	High
Forecasted earnings per diluted share	$—	$0.02
Conversion from GAAP share count	(0.02)	(0.02)
Net (gain)/loss on the sale of depreciable property, excluding TRS	—	—
Depreciation	0.38	0.38
Noncontrolling Interests	—	—
Preferred Dividends	—	—

Forecasted FFO per diluted share	$0.36	$0.38

TRS gains from asset sales	—	—
Acquisition costs	—	—

Forecasted FFO as Adjusted per diluted share	$0.36	$0.38

Recurring capital expenditures	(0.05)	(0.05)

Forecasted AFFO per diluted share	$0.31	$0.33